Securities and Exchange Commission
                     Washington, DC  20549

                            FORM 8-A

       FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
           PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                SECURITIES EXCHANGE ACT OF 1934

                     Progolftournaments.com
     (Exact Name of registrant as Specified in its Charter)

 NEVADA                                        98-0215222
(State of Incorporation or Organization)   (IRS Employee Identification No.)

3266 YONGE STREET, SUITE 1208, TORONTO, ONTARIO, CANADA      M4N 3P6
(Address of principal Executive Offices)                   (Zip Code)

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c) check the following box.

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) check the following box.[X]

     Securities Act registration statement file number to which this form relates: 333-93521.

     Securities to be registered pursuant to Section 12(b) of the
Act:

     None

     Securities to be registered pursuant to Section 12(g) of the
Act:


                     Common Stock ($.001 par value)
                            (Title of Class)






         INFORMATION REQUIRED IN REGISTRATION STATEMENT



ITEM 1.  Description of Registrants Securities to be Registered.

     Furnish the information required by Item 202 of Regulation S-K or Item 202 of Regulation S-B.


(This description is contained in Registrant's  Registration
Statement on Form S-1 as declared effective by the Securities and Exchange Commission on October 25, 2000 [SEC File Number 333-
0215222].)


ITEM 2.  Exhibits.

     List below all exhibits filed as part of the registration statement.

(These exhibits are contained in Registrant's Registration
Statement on Form S-1 as declared effective by the Securities and Exchange Commission on October 25, 2000 [SEC File Number 333-
0215222].)


                           SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        Progolftournaments.com
                                              (Registrant)

                                      /S/ Sandy Winick
Date:     October 26, 2000        By:     Sandy Winick, Chairman